                                                                    EXHIBIT 99.2



              UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS

     Effective December 22, 1999, The TriZetto Group, Inc. (the "Company" or "TriZetto") acquired all of the outstanding shares of Finserv Corporation ("Finserv"). The acquisition was accounted for using the purchase method of accounting and accordingly, the purchase price was allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their fair market values on the acquisition date.

     The purchase price of approximately $4.8 million consisted of cash in the amount of approximately $1.8 million, 48,998 shares of common stock with a value of $30.61 per share, assumed liabilities of $1.1 million, and acquisition costs of approximately $0.4 million. The agreement also provides that an additional amount of shares of Registrant Common Stock, up to $750,000 in shares (the "Earnout Consideration"), may be issued to the Finserv Securityholders if certain milestones described in the Agreement are achieved for the fiscal year ending December 31, 2000 and fiscal year ending December 31, 2001. Of the 48,998 shares of common stock which have been issued in connection with this acquisition, 20,000 shares of common stock have been held in escrow until the resolution of certain pre-acquisition contingencies. The purchase price has been allocated to the assets acquired and liabilities assumed and the remainder has been allocated to unidentifiable goodwill.

     The following unaudited pro forma balance sheet is based on the consolidated balance of the Company and Finserv at September 30, 1999, assuming the transaction was consummated on September 30, 1999. The unaudited pro forma combined condensed consolidated statements of operations are derived from the historical consolidated financial statements of the Company and Finserv. The unaudited pro forma combined condensed statements of operations for the year ended December 31, 1998 and for the nine months ended September 30, 1999, give effect to the acquisition of Finserv as if it occurred on January 1, 1998. For purposes of the unaudited pro forma combined condensed consolidated statements of operations for the year ended December 31, 1998 and nine months ended September 30, 1999, the Company's results of operations have been combined with Finserv's results of operations for such respective periods.

     The unaudited pro forma combined condensed consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and do not purport to represent what the Company's results of operations would have been or what operations would be if the transactions that give rise to the pro forma adjustments had occurred on the dates assumed and are not necessarily indicative of future results. The unaudited pro forma combined condensed consolidated statements of operations should be read in conjunction with the historical consolidated financial statements and related notes of TriZetto and Finserv.

                            The TriZetto Group, Inc.
                     Unaudited Pro Forma Combined Condensed
                           Consolidated Balance Sheet
                            As of September 30, 1999
                                 (in thousands)

                                                                       Historical
                                                                ------------------------
                          ASSETS                                  TriZetto      Finserv      Adjustments                  Total
                                                                ------------   ---------     -----------                --------
Current assets
    Cash and cash equivalents                                   $  1,834        $      4                                $  1,838
    Accounts receivable, net                                       4,984             782                                   5,766
    Prepaid expenses and other current assets                      1,697              21                                   1,718
                                                                --------        --------       --------                 --------
         Total current assets                                      8,515             807             --                    9,322

Property and equipment, net                                        6,025             135                                   6,160
Other Assets                                                          87             559                                     646
Goodwill and other intangible assets, net                          4,592              --          3,381      (A)           7,973

                                                                --------        --------       --------                 --------
         Total assets                                           $ 19,219        $  1,501       $  3,381                 $ 24,101
                                                                ========        ========       ========                 ========

      LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
    Accounts payable                                            $  1,235        $    540                                $  1,775
    Accrued expenses                                               4,676             174            200      (B)           5,050
    Short term obligations                                         1,537           2,337                                   3,874
    Taxes payable                                                     77              --                                      77
                                                                --------        --------       --------                 --------

         Total current liabilities                                 7,525           3,051            200                   10,776

Long term obligations                                              1,544             131                                   1,675
Deferred taxes                                                       362              --                                     362
Notes payable - related parties                                      390              --                                     390
                                                                --------        --------       --------                 --------

         Total liabilities                                         9,821           3,182            200                   13,203
                                                                --------        --------       --------                 --------
Mandatorily redeemable convertible preferred stock                10,932                                                  10,932

Stockholders' equity (deficit):
    Preferred stock                                                   --              --             --                       --
    Common stock                                                      10              --             --                       10
    Paid-in capital                                                8,791              55          1,445      (C), (D)     10,291
    Notes receivable from stockholders                               (41)             --                                     (41)
    Deferred stock compensation                                   (6,213)             --                                  (6,213)
    Accumulated deficit                                           (4,081)         (1,736)         1,736      (C)          (4,081)
                                                                --------        --------       --------                 --------
                                                                  (1,534)         (1,681)         3,181                      (34)
                                                                --------        --------       --------                 --------

         Total liabilities and stockholders' equity (deficit)   $ 19,219        $  1,501       $  3,381                 $ 24,101
                                                                ========        ========       ========                 ========

                            The TriZetto Group, Inc.
                     Unaudited Pro Forma Combined Condensed
                      Consolidated Statement of Operations
                      Twelve Months Ended December 31, 1998
                                 (in thousands)


                                                                  Historical
                                                            ------------------------
                                                            TriZetto        Finserv     Adjustments        Totals
                                                            --------        --------    -----------       --------
Revenues:
    Recurring revenue                                       $  5,300        $  1,943                      $  7,243
    Consulting revenue                                         6,131             683                         6,814
                                                            --------        --------                      --------
Total revenues                                                11,431           2,626                        14,057
                                                            --------        --------                      --------
Cost of revenues:
    Recurring revenue                                          3,967           1,853                         5,820
    Consulting revenue                                         3,490             651                         4,141
                                                            --------        --------                      --------
Total cost of revenues                                         7,457           2,504                         9,961
                                                            --------        --------                      --------
Gross profit                                                   3,974             122                         4,096
                                                            --------        --------                      --------
Operating expenses:
    Research and development                                   1,083              --                         1,083
    Selling, general and administrative                        2,885           1,236           676  (E)      4,797
    Amortization of deferred stock compensation                   22              --                            22
                                                            --------        --------      --------        --------
Total operating expenses                                       3,990           1,236           676           5,902
                                                            --------        --------      --------        --------
Income (loss) from operations                                    (16)         (1,114)         (676)         (1,806)
                                                            --------        --------      --------        --------
Other expense, net                                                --             378                           378
Interest income                                                  210              --                           210
Interest expense                                                  52              63                           115
                                                            --------        --------      --------        --------
Income (loss) before provision for
  (benefit of) income taxes                                      142          (1,555)         (676)         (2,089)

Provision for (benefit of) income taxes                           82            (146)                          (64)
                                                            --------        --------      --------        --------
Net income (loss)                                           $     60        $ (1,409)     $   (676)       $ (2,025)
                                                            ========        ========      ========        ========
Net income (loss) per share:

Basic                                                       $   0.01                                      $  (0.41)
                                                            ========                                      ========
Diluted                                                     $     --                                      $  (0.41)
                                                            ========                                      ========
Shares used in computing net income (loss) per share:

Basic                                                          4,937                                         4,937
                                                            ========                                      ========

Diluted                                                       12,783                                         4,937
                                                            ========                                      ========

Pro forma net income (loss) per share:
Basic                                                       $   0.01                                      $  (0.41)
                                                            ========                                      ========

Diluted                                                     $     --                                      $  (0.41)
                                                            ========                                      ========

Shares used in computing pro forma net income
(loss) per share:

Basic                                                          4,966                                         4,966
                                                            ========                                      ========

Diluted                                                       12,812                                         4,966
                                                            ========                                      ========

                            THE TRIZETTO GROUP, INC.
                     Unaudited Pro Forma Combined Condensed
                      Consolidated Statement of Operations
                      Nine Months Ended September 30, 1999
                                 (in thousands)


                                                                      TRIZETTO        FINSERV      ADJUSTMENTS         TOTALS
                                                                      --------        --------     -----------        --------
Revenues:
    Recurring revenue                                                 $ 11,841        $  1,808                        $ 13,649
    Consulting revenue                                                   9,894             738                          10,632
                                                                      --------        --------                        --------
Total revenues                                                          21,735           2,546                          24,281
                                                                      --------        --------                        --------

Cost of revenues:
    Recurring revenue                                                   10,366           1,299                          11,665
    Consulting revenue                                                   6,723             530                           7,253
                                                                      --------        --------                        --------
Total cost of revenues                                                  17,089           1,829                          18,918
                                                                      --------        --------                        --------

Gross profit                                                             4,646             717                           5,363
                                                                      --------        --------                        --------

Operating expenses:
    Research and development                                             1,181              --                           1,181
    Selling, general and administrative                                  5,373             778            507  (E)       6,658
    Amortization of deferred stock compensation                            627              --                             627
    Write-off of acquired in-process technology                            484              --                               0
                                                                      --------        --------       --------         --------
Total operating expenses                                                 7,665             778            507            8,466
                                                                      --------        --------       --------         --------

Income (loss) from operations                                           (3,019)             91           (507)          (2,951)
                                                                      --------        --------       --------         --------
Other income, net                                                                          153                             153
Interest income                                                            120              --                             120
Interest expense                                                           177              93                             270
                                                                      --------        --------       --------         --------

Loss before provision for (benefit of) income taxes                     (3,076)             (1)          (507)          (3,100)

Provision for (benefit of) income taxes                                   (181)              6                            (175)
                                                                      --------        --------       --------         --------

Net loss                                                              $ (2,895)       $     (7)      $   (507)        $ (2,925)
                                                                      ========        ========       ========         ========

Net loss per share:
Basic                                                                 $  (0.42)                                       $  (0.43)
                                                                      ========
                                                                                                                      ========
Diluted                                                               $  (0.42)                                       $  (0.43)
                                                                      ========                                        ========

Shares used in computing net loss per share:
Basic                                                                    6,848                                           6,848
                                                                      ========                                        ========

Diluted                                                                  6,848                                           6,848
                                                                      ========                                        ========

Pro forma net loss per share:
Basic                                                                   $(0.42)                                       $  (0.43)
                                                                      ========                                        ========

Diluted                                                                 $(0.42)                                       $  (0.43)
                                                                      ========                                        ========

Shares used in computing pro forma net loss per share:

Basic                                                                    6,877                                           6,877
                                                                      ========                                        ========

Diluted                                                                  6,877                                           6,877
                                                                      ========                                        ========

                            THE TRIZETTO GROUP, INC.

                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                       CONSOLIDATED STATEMENTS OF INCOME

NOTE 1 SUMMARY OF TRANSACTION

     In connection with TriZetto's acquisition of Finserv, TriZetto exchanged approximately $1.8 million of cash, 48,998 shares of common stock, and assumed liabilities of $1.1 million for all of the outstanding shares of Finserv and incurred acquisition related expense of approximately $0.2 million.

     The allocation of the purchase price was as follows (in thousands):

     Allocation of purchase price:
          Total current assets......................................  $  827
          Property and equipment and other noncurrent assets........     276
          Goodwill(a)...............................................   3,656
                                                                      ------
          Total purchase price......................................  $4,759
                                                                      ======

---------------

     (a) Goodwill represents the excess of the purchase price over the fair value of the net assets acquired and will be amortized over 5 years.

NOTE 2 -- UNAUDITED PRO FORMA COMBINED NET LOSS PER SHARE:

     Basic net loss per share and shares used in computing the net loss per share for the year ended December 31, 1998 and the nine months ended September 30, 1999 are based upon the historical weighted average common shares outstanding. Dilutive net loss per share reflects the potential dilution that could occur from common shares issuable through stock options, warrants and other convertible securities. Potential common stock has been excluded from the computation of net loss per share as their effect would be anti-dilutive.

     There were 48,998 shares of common stock issued in connection with the acquisition. Of these shares, 28,998 shares of common stock were issued to the shareholders and the remaining 20,000 shares of common stock has been held in escrow until the resolution of certain pre-acquisition contingencies. In accordance with FAS128, the company has not included the contingent shares in its basic or diluted calculation.

                                                                      Nine Months
                                                  Year Ended             Ended
                                                 December 31,        September 30,
                                                     1998                1999
                                              -------------------   ------------------
                                               Basic     Diluted     Basic    Diluted
                                              ------     --------   ------    --------
Pro Forma net loss.........................  $(2,025)   $(2,025)   $(2,925)  $(2,925)
                                             =======    =======    =======   =======
Shares used in computing basic and diluted
  net loss per share.......................    4,937      4,937      6,848     6,848
Adjustment to reflect common stock issued
  in acquisitions..........................       29         29         29        29
                                             -------    -------    -------   -------
Shares used in computing pro forma basic
  and diluted net loss per share
  attributable to common stockholders......    4,966      4,966      6,877     6,877
                                             =======    =======    =======   =======
Pro Forma net loss per share ..............   $(0.41)    $(0.41)    $(0.43)   $(0.43)
                                             =======    =======    =======   =======

NOTE 3 -- PRO FORMA ADJUSTMENTS:

     The following pro forma adjustments are based upon management's preliminary estimates of the value of the tangible and intangible assets acquired. These estimates are subject to finalization.

     (A)  Represents $3,381 of unidentifiable goodwill.

     (B)  Represents accrued transaction costs associated with the acquisitions.

     (C) Represents the elimination of equity accounts of the acquired companies.

     (D) Represents the common stock issued in connection with the acquisitions.

     (E) Represents amortization of goodwill and other intangible assets over two to five years.